Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Accrued Expenses And Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

10. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	USD

Accrued payroll and welfare	34,781	28,800	4,118
Deposits received from merchants	16,339	15,781	2,257
Cash collected on behalf of merchants	11,731	10,479	1,499
Accrued IPO cost	12,382	—	—
VAT and other surcharges payable	3,508	3,606	516
Provisions	892	892	127
Interest Payable	—	197	28
Selling Shareholder Transactions	—	6,576	940
Third-party transactions	7,036	18,917	2,705
Professional fee	2,555	10,665	1,525
Accrued expenses and other current liabilities	89,224	95,913	13,715

Accrued expenses and other current liabilities primarily comprise accrued payroll and welfare, merchant-related settlement balances, professional service fees, selling shareholder transaction payables, and other operating payables.

Deposits received from merchants represent refundable deposits collected from merchants participating in the Group’s platform services. Cash collected on behalf of merchants represents amounts collected through the Group’s platform settlement process that are payable to merchants or other transaction participants. These balances are generally settled in the ordinary course of platform operations. The Group acts as an agent in these transactions and does not recognize such amounts as revenue. These balances do not represent advance payments for services and are therefore not accounted for as contract liabilities under ASC 606.

Selling shareholder transactions represent amounts payable in connection with secondary share transactions completed in connection with the Company’s capital market activities during the year. These balances are classified as liabilities as the Group has a contractual obligation to remit cash to the relevant counterparties and the transactions do not represent equity issuance by the Group.

Third-party transactions primarily comprise amounts payable to external parties arising from business collaborations, operating arrangements, reimbursements, advances received, and other miscellaneous transactions. The Group assesses these balances based on the underlying transaction substance and classifies them as current liabilities when settlement is expected within twelve months.

Professional fees primarily relate to legal, consulting, financial reporting, and other professional services incurred in connection with the Group’s business operations and capital market activities.

Accrued IPO costs in 2024 represented direct costs incurred in connection with the Company’s initial public offering. Upon completion of the IPO in 2025, such costs were either offset against proceeds from the offering as equity issuance costs or expensed as incurred if they did not meet the criteria for capitalization, in accordance with US GAAP.

Management applies judgment in determining the classification of balances within accrued expenses and other current liabilities, including distinguishing between contract liabilities, deposits, and other payables based on the underlying contractual arrangements and substance of the transactions.

Certain balances, including cash collected on behalf of merchants, represent amounts held by the Group for third parties. These balances are presented gross, with a corresponding liability recorded within other payables. The Group presents such balances on a gross basis and does not offset cash and related liabilities unless the criteria for offsetting under US GAAP are met. Accordingly, these balances are presented as liabilities rather than revenue or contract liabilities.